Exhibit 99.1

Investor Presentation June 2019 Copyright © Lantronix 2018. All rights reserved. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Forward - Looking Statements COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE This presentation contains forward - looking statements, including statements concerning our business and product development plans and strategies, the perceived benefits of our products, and our future growth and financial performance . Any statement relating to our plans, goals, expectations or any future event should be considered a forward - looking statement . While we have based our forward - looking statements on our current assumptions and expectations, forward - looking statements are not guarantees of future performance and are subject to substantial risks and uncertainties . As a result, our actual results could differ materially from those indicated in our forward - looking statements, and you should not rely on any of these forward - looking statements . Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10 - K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC . In addition, new risks emerge from time - to - time and we cannot predict all future risks or assess the impact of all risks to our business . Our forward - looking statements are based on our view as of the date they are made . Except as require by law, we expressly disclaim any intent or obligation to update any forward - looking statements after the date hereof because of new information, future events or otherwise . This presentation references certain non - GAAP financial measures, including non - GAAP net income (loss) . A reconciliation of the non - GAAP financial measures to the corresponding GAAP financial measures, along with important information regarding our disclosure of the non - GAAP financials, is provided in Appendix A .

OUR MISSION CREATING SECURE DATA ACCESS & MANAGEMENT SOLUTIONS FOR THE INDUSTRIAL IOT Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Lantronix Enabling the Industrial Internet of Things • Global provider of secure data access and management solutions for Industrial IoT • Industry leading connectivity solutions that are easy to deploy and accelerate time to market • Millions of devices connected w orldwide • Strong Blue Chip customer base • Significant financial momentum and operating leverage IoT Pure Play Return to Growth with Margin Expansion Global Revenue • Americas 55% • EMEA 30% • APJ 15% Experienced Leadership Team COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

PROVEN LEADERSHIP TEAM Paul Pickle CEO Michael A. Fink VP, Operations Fathi Hakam VP, Engineering Jon Shipman VP, Strategy David Goren VP, Business Affairs, Legal Tom Morton VP, Human Resources Kevin Yoder VP, WW Sales & Marketing COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Jeremy Whitaker CFO

COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE 04 03 02 01 Increase IoT SAM with the Expansion of Enablement Technologies Expand SaaS IoT Platform with New IoT and ITM Applications Grow IoT Revenue with New Gateway Products Pursue Market Share Gains with IT Management Products OUR GROWTH STRATEGY what STRONG BASE OF GLOBAL BLUE - CHIP CUSTOMERS Well Positioned in Key Market Segments INTERNET OF THINGS CAGR Embedded Gateways: 13% Device Gateways: 15% INDUSTRIAL ENERGY / UTILITIES HEALTHCARE SMART BUILDING & Energy IT MANAGEMENT CAGR Data Center : 3% Edge Management: 24% FINANCIALS EDUCATION MILITARY & GOV’T TELECOM COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

FAVORABLE SECULAR TRENDS Integration of Renewables & Distributed Energy Rise of Robotics & Automation Connected Healthcare & Remote Patient Monitoring Smart Building Integration Increase Government & Defense Spending M2M, Big Data, Analytics COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

THE LANTRONIX DIFFERENCE Lantronix takes care of IoT connectivity, management and security so our customers can take care of their business Reducing total cost of ownership Reducing OEM time to market COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Industrial hardened solutions 10% 12% 12% 10% 10% 12% 9% 10% 10% 0% 5% 10% 15% 20% 25% 30% 35% 40% Implementation complexity Cost/funding concerns Security concerns Ranked 1st Ranked 2nd Ranked 3rd Top 3 Issues with IoT Deployments

THE LANTRONIX DIFFERENCE IN ACTION Connecting Weighing Scale for Higher Efficiency COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Enabling Secure Smart Meter Integration Increasing Warehouse Efficiency Through Fast Roaming Enabling Secure Medical Device Connectivity Connecting Hospital Devices Securely to the WiFi Network Enabling New Business Models in Retail

IOT SOLUTIONS FROM THE DEVICE TO THE DATA CENTER New Connected Devices Legacy Devices Network Lantronix Embedded Modules & Gateways Data Center Lantronix External Device Gateways Lantronix IT Management Solutions COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Management Software Platform

Broad Suite of IIoT Solutions IOT GATEWAYS & BUILDING BLOCKS Connectivity Without Complexity IT MANAGEMENT SOLUTIONS Management of Enterprise IT Infrastructure MANAGEMENT SOFTWARE Scalable Software Made Simple COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

LANTRONIX IOT GATEWAYS

Secure and certified enterprise-ready connectivity, network intelligence and management at scale for industrial and commercial devices and machines



XPort Edge
Serial to Ethernet



xPico 250
Mid-range Ethernet, Wi-Fi Bluetooth



xPico 240
Mid-range Ethernet, Wi-Fi



PremierWave 2050
Enhanced Ethernet, Wi-Fi Bluetooth



SGX5150-MD
Ethernet, Wi-Fi Bluetooth



SGX5150
Ethernet, Wi-Fi Bluetooth



PremierWave XC HSPA+
Ethernet, Cellular

Embedded IoT Gateways

- *Ideal to drop into any new or inflight design*
- *Small size ideal for high-volume integration*

External IoT Device Gateways

- *Ideal for connecting existing devices and machines*
- *Or, when it is desirable to keep connectivity external to asset*

MACH10

LANTRONIX COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Lantronix IT Management DATA CENTERS & TEST LABS EDGE COMPUTING MANAGEMENT Enterprise Data Centers & Development Labs Retail Store & Branch Offices Remote Sites COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE BRANCH OFFICES

MACH10 Management Software Platform Recurring Revenue Through SaaS Model Global Device Manager Gateway Central ConsoleFlow for IoT OEMs for Lantronix Gateways for Lantronix Console Managers COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Operating Results COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

SELECTED FISCAL YEAR AND QUARTERLY FINANCIAL DATA $- $10,000 $20,000 $30,000 $40,000 $50,000 FY15 FY16 FY17 FY18 Net Revenue by Product Line IoT ITM Other 47.3% 47.7% 52.7% 55.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $(4,000) $(3,000) $(2,000) $(1,000) $- $1,000 $2,000 $3,000 $4,000 FY15 FY16 FY17 FY18 Gross Margin and Profitability GAAP Income Non-GAAP Income GPM % COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE * Refer to Appendix A for reconciliation of Non - GAAP financial measures $7,889 $9,061 $10,391 $13,544 $24,407 $25,545 $26,809 $4,989 $5,962 $8,073 $9,568 $18,925 $19,367 $18,212 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FY15 FY16 FY17 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Liquidity Working Capital Cash

SELECTED BALANCE SHEET INFORMATION (In thousands except price per share data) June 30, March 31, 2018 2019 Cash and Cash Equivalents $ 9,568 $ 18,212 Accounts Receivable, Net 4,244 8,351 Inventories, Net 8,439 9,809 Total Current Assets 23,270 37,695 Current Liabilities 9,726 10,886 Working Capital 13,544 26,809 Common Shares Outstanding 18,908 22,270 RSUs Outstanding 140 571 Stock Options Outstanding 3,931 2,900 Weighted Average Exercise Price Per Option $ 1.73 $ 1.77 COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE SUMMARY ▪ Established global IoT solutions provider with blue chip customer base ▪ Seasoned leadership team w/ significant enterprise experience ▪ Pursuing fast growing IoT in high reliability end markets ▪ Management software platform and related applications enable incremental growth opportunity ▪ Business model with potential for significant operating leverage ▪ No long - term debt

investors@lantronix.com COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

APPENDIX A: Reconciliation of Non-GAAP Financial Measures

(In thousands)	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	FY16	FY17	FY18
GAAP Net Income (Loss)	$ 344	$ 752	$ (83)	$ 277	$ 857	$ (1,962)	$ (277)	$ 680
Non-GAAP Adjustments:								
Share-based Compensation	295	292	478	451	331	870	912	1,169
Depreciation and Amortization	110	106	105	114	122	759	594	442
Interest Expense (Income) , Net	5	4	4	(60)	(91)	32	23	18
Other (Income) Expense, Net	1	9	10	(8)	12	(61)	3	8
Withholding Taxes on Stock Grants	4	4	6	2	4	4	12	14
Severance and Restructuring Costs	(21)	-	323	-	-	533	246	506
Provision (Benefit) for Income Taxes	29	6	40	14	60	63	68	98
Total Non-GAAP Adjustments	423	421	966	513	438	2,200	1,858	2,255
Non-GAAP Net Income (Loss)	$ 767	$ 1,173	$ 883	$ 790	$ 1,295	$ 238	$ 1,581	$2,935

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) is an important measure of the Company's business. Management uses this financial measure to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

LANTRONIX COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

(In thousands) Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 FY16 FY17 FY18 Net Revenue $ 11,601 $ 12,037 $ 12,279 $ 12,114 $ 12,334 $ 40,592 $ 44,730 $ 45,580 Gross Profit $ 6,584 $ 6,876 $ 6,741 $ 6,661 $ 7,090 $ 19,378 $ 23,580 $ 25,368 % of Net Revenue 56.8% 57.1% 54.9% 55.0% 57.4% 47.7% 52.7% 55.7% GAAP Net Income (Loss) $ 344 $ 752 $ (83) $ 277 $ 857 $ (1,962) $ (277) $ 680 Non - GAAP Net Income (Loss) $ 767 $ 1,173 $ 883 $ 790 $ 1,295 $ 238 $ 1,581 $2,935 ▪ Maintained gross profit % at mid - 50s despite tariff impact ▪ Continued GAAP profitability ▪ 13th consecutive quarter of non - GAAP net income Q3 FY 2019 HIGHLIGHTS: SELECTED INCOME STATEMENT INFORMATION ▪ 2 nd year of sequential revenue growth ▪ 300 BP improvement in gross profit% ▪ Nearly doubled non - GAAP net income FY 2018 HIGHLIGHTS: COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE * Refer to Appendix A for reconciliation of Non - GAAP financial measures